Exhibit 99.01

SRAX Reports 219% Year-Over-Year Revenue Growth for Third Quarter 2021

November 15, 2021 03:00 PM Eastern Standard Time

LOS ANGELES—(BUSINESS WIRE)—SRAX, Inc. (NASDAQ: SRAX), a financial technology company that unlocks data and insights for publicly traded companies through Sequire, its SaaS platform, is providing unaudited financial results for Q3, today, November 15th, 2021.

Third Quarter 2021 and Recent Operational Highlights and Guidance

●	Revenue for Q3 of $8.3M, up 219% year-over-year, 8% sequentially quarter-over-quarter.
●	Q4 revenue guidance of $10.1M, reaffirming full year guidance, and increasing target to $31.5M.
●	Sequire bookings of $8.9M for Q3 with record Q4 bookings of $12.5M as of today. Projection of an additional $4M during the 4th quarter, bringing the total booked in Q4 to $16.5M.
●	12 consecutive quarters of Sequire revenue growth.
●	Currently holding approximately $29M worth of marketable securities, as of today.
●	250 public companies/partners have subscribed to Sequire, up 25 since the Q2 release.
●	Launched IR Website Builder, SMS Communication platform and VIRA, an IR chatbot.
●	Hosted in-person LD Micro Event with over 750 in-person attendees and 12K virtual attendees.

SRAX less BIGtoken, Three months ended September 30, 2021

●	Total Revenue was $7.7M, an increase of 278% as compared to the same period last year and an increase of 5% sequentially quarter-over-quarter.
●	Gross Margin was 79% as compared to 56% in the same period last year.
●	Operating Expenses were $5.6M as compared to $4.2M in the same period last year.
●	EBITDA of $940,000 for an increase of $2M vs. ($1.1M) in Q3 2020.

Consolidated, Three months ended September 30, 2021

●	Total Revenue was $8.3M, an increase of 218% as compared to the same period last year, and an increase of 8% sequentially quarter-over-quarter.
●	Gross Margin was 78% as compared to 67% in the same period last year.
●	Operating Expenses were $8.1M as compared to $4.2M in the same period last year.
●	EBITDA increase of $1.1M, ($790K) vs ($1.9M) in Q3 2020.

“Our team continues to innovate on product, sales, and marketing; and this is translating into increased revenue. We will hit the high end of our 2021 guidance and are well positioned to close out 2021 strong, with an amazing 2022 on the horizon,” said Christopher Miglino, Founder and CEO of SRAX.

Video Conference:

SRAX’s Founder and CEO, Christopher Miglino, and CFO, Michael Malone, will provide an operational and financial summary of Q3 2021 on a video call, with a live question and answer session, today, Monday, November 15th, at 4:30 pm ET / 1:30 pm PT.

To register for the live webcast and view the presentation, please sign up here: https://audience.mysequire.com/webinar-view?webinar_id=ddab2293-22bd-4d5b-b59c-28a53d09e152

To access the conference by phone:

Dial in: +1 253-215-8782

Meeting ID: 98690403594

Passcode: 790524

The webcast will be available on srax.com following the scheduled conference call.

Non-GAAP Measures:

To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States (GAAP), we use the following non-GAAP financial measures: EBITDA. The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. In addition, these measures may be different from non-GAAP financial measures used by other companies, limiting their usefulness for comparison purposes. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from these non-GAAP financial measures. We believe these non-GAAP financial measures provide investors with useful supplemental information about the financial performance of our business, enable comparison of financial results between periods where certain items may vary independent of business performance, and allow for greater transparency with respect to key metrics used by management in operating our business. For more information on our non-GAAP financial measures and a reconciliation of GAAP to non-GAAP measures, please see the “Reconciliation of GAAP to Non-GAAP Results” table in this press release.

SRAX less BIGtoken EBITDA is defined as earnings before interest, taxes, depreciation and amortization, changes in the fair-value of derivative and warrant liabilities and certain additional one-time charges and excluding the results from our BIGtoken operations.

About SRAX:

SRAX (NASDAQ: SRAX) is a financial technology company that unlocks data and insights for publicly traded companies. Through its premier investor intelligence and communications platform, Sequire, companies can track their investors’ behaviors and trends and use those insights to engage current and potential investors across marketing channels. For more information on SRAX, visit srax.com.

Safe Harbor Statement:

This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words or expressions such as “anticipate,” “plan,” “will,” “intend,” “believe” or “expect” or variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including, without limitation, statements made with respect to expectations of our ability to increase our revenues, satisfy our obligations as they become due, report profitable operations and other risks and uncertainties as set forth in our Annual Report on Form 10-K for the year ended December 31, 2020, and our subsequent Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of SRAX and are difficult to predict. SRAX undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

CONSOLIDATED BALANCE SHEET

(Unaudited)

	As of	As of
	September 30, 2021	December 31, 2020
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$6,823,000	$451,000
Accounts receivable, net	1,376,000	2,608,000
Prepaid expenses and other current assets	998,000	367,000
Marketable securities	18,221,000	8,447,000
Designated assets for return of capital	6,255,000	-
Total current assets	33,673,000	11,873,000

Notes receivable	926,000	893,000
Property and equipment, net	154,000	118,000
Intangible assets, net	1,889,000	2,409,000
Right of use assets	286,000	366,000
Other assets	36,000	3,000
Goodwill	23,351,000	23,351,000
Total Assets	$60,315,000	$39,013,000

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable and accrued liabilities	$3,932,000	$3,561,000
Deferred revenue	14,824,000	4,842,000
Other current liabilities	469,000	3,869,000
Payroll protection loan - short-term	10,000	747,000
OID convertible debentures	1,055,000	6,016,000
Series A preferred stock, authorized 36,412,417 shares, $0.001 par value, 36,412,417 shares and none authorized, issued and outstanding, respectively	6,253,000	-
Total current liabilities	26,543,000	19,035,000

Right of use liability - long term	148,000	243,000
Payroll protection loan, less current portion	-	379,000
Deferred tax liability	131,000	131,000
Total liabilities	26,822,000	19,788,000

Stockholders’ equity
Common stock, authorized 250,000,000 shares, $0.001 par value, 25,630,747 and 16,145,778 shares issued and outstanding, respectively	25,000	16,000
Additional paid-in capital	93,859,000	69,551,000
Accumulated deficit	(71,001,000)	(50,342,000)
Total equity attributable to SRAX, Inc.	22,883,000	19,225,000
Noncontrolling interest	10,610,000	-
Total stockholders’ equity	33,493,000	19,225,000
Total Liabilities and Stockholders’ Equity	$60,315,000	$39,013,000

CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited)

	Three Months ended		Nine Months ended
	September 30,		September 30,
	2021	2020	2021	2020

Revenues	$8,313,000	$2,609,000	$21,432,000	$4,125,000
Cost of revenues	1,804,000	880,000	4,907,000	1,388,000
Gross profit	6,509,000	1,729,000	16,525,000	2,737,000

Operating expenses
Employee related costs	2,853,000	1,689,000	7,996,000	5,406,000
Marketing and selling expenses	2,075,000	809,000	5,105,000	1,631,000
Platform costs	132,000	391,000	350,000	1,181,000
Depreciation and amortization	366,000	333,000	1,122,000	962,000
General and administrative expenses	2,681,000	984,000	6,045,000	3,157,000
Total operating expenses	8,107,000	4,206,000	20,618,000	12,337,000

Loss from operations	(1,598,000)	(2,477,000)	(4,093,000)	(9,600,000)

Other income (expense):
Financing costs	(528,000)	(3,302,000)	(15,958,000)	(5,340,000)
Realized gain on marketable securities	286,000	-	1,096,000	376,000
Unrealized loss on marketable securities	(3,906,000)	(800,000)	(4,784,000)	(660,000)
Realized gain on designated assets	2,000	-	2,000	-
Unrealized loss on designated assets	(134,000)	-	(134,000)	-
Interest income	10,000	-	33,000	-
Other income	1,131,000	8,000	1,145,000	8,000
Change in fair value of preferred stock	134,000	-	134,000	-
Change in fair value of derivative liabilities	-	-	-	321,000
Total other expense	(3,005,000)	(4,094,000)	(18,466,000)	(5,295,000)

Loss before provision for income taxes	(4,603,000)	(6,571,000)	(22,559,000)	(14,895,000)

Provision for income taxes	-	-	-	-
Net loss	(4,603,000)	(6,571,000)	(22,559,000)	(14,895,000)
Net loss attributable to noncontrolling interest	774,000	-	1,900,000	-
Net loss attributable to SRAX, Inc. and subsidiaries	$(3,829,000)	$(6,571,000)	$(20,659,000)	$(14,895,000)

Net loss per share, basic and diluted	$(0.15)	$(0.45)	$(0.91)	$(1.05)

Weighted average shares outstanding – basic and diluted	25,019,645	14,479,519	22,707,446	14,186,721

CONSOLIDATED STATEMENT OF CASH FLOWS

(Unaudited)

	Nine Months ended
	September 30,
	2021	2020
Cash Flows From Operating Activities
Net loss	$(22,559,000)	$(14,895,000)
Adjustments to reconcile net loss to net cash used in operating activities:
Unrealized loss from securities held for sale	4,784,000	660,000
Realized gain from securities held for sale	(1,096,000)	(376,000)
Unrealized loss on designated assets	134,000	-
Realized gain on designated assets	(2,000)	-
Forgiveness of payroll protection program loan	(1,116,000)	-
Interest income	(33,000)	-
Fair value of warrants issued by FPVD for SRAX, Inc. debenture holders	885,000	-
Stock based compensation	757,000	917,000
Amortization of debt issue costs	799,000	3,746,000
Loss on extinguishment of debt	-	1,103,000
Recognition of beneficial conversion feature - FPVD series B preferred stock	5,860,000	-
Warrant inducement expense	7,737,000	-
Change in fair value of preferred stock	(134,000)	-
Change in fair value of derivative liabilities	-	(321,000)
Marketable securities received for accounts receivable previously written off	(409,000)	-
Provision for bad debts	104,000	69,000
Depreciation expense	61,000	57,000
Amortization of intangibles	1,061,000	905,000
Net change in right of use asset and liability	(15,000)	(4,000)
Non-cash financing expense	213,000	-
Changes in operating assets and liabilities:
Accounts receivable	1,537,000	(494,000)
Prepaid expenses	(630,000)	372,000
Other current assets	(1,000)	243,000
Accounts payable and accrued expenses	371,000	23,000
Deferred revenue	(16,582,000)	-
Other current liabilities	(396,000)	(1,893,000)
Net Cash Used in Operating Activities	(18,670,000)	(9,888,000)

Cash Flows From Investing Activities
Net cash received from acquisition of FPVD	955,000	-
Acquisition of LD Micro, net of cash acquired	-	(697,000)
Proceeds from the sale of marketable securities	7,144,000	397,000
Purchase of marketable securities	(429,000)	-
Payment for deferred consideration to LD Micro	(3,004,000)	-
Purchase of property and equipment	(97,000)	-
Development of software	(541,000)	(870,000)
Other assets	(33,000)	13,000
Net Cash Provided by (Used) in Investing Activities	3,995,000	(1,157,000)

Cash Flows From Financing Activities
Proceeds from issuance of FPVD series B preferred stock	4,810,000	-
Proceeds from the exercise of warrants	15,953,000	-
Proceeds from issuance of common stock	284,000	-
Proceeds from issuance of OID convertible debentures, less issuance cost	-	11,885,000
Proceeds from the issuance of short-term notes payable, less issuance cost	-	960,000
Repayment of short-term notes payable	-	(100,000)
Proceeds from payroll protection program loan	-	1,084,000
Proceeds from the issuance of notes payable	-	2,130,000
Repayment of notes payable	-	(2,500,000)
Net Cash Provided by Financing Activities	21,047,000	13,459,000

Net increase in Cash	6,372,000	2,414,000
Cash, Beginning of Period	451,000	32,000
Cash, End of Period	$6,823,000	$2,446,000

Supplemental disclosure of cash flow information:
Cash paid for interest	$14,000	$176,000
Cash paid for income taxes	$-	$-

Noncash investing and financing activities:
Convertible notes converted into shares	$5,973,000	$-
Fair value of marketable securities received for revenue contracts	$26,564,000	$5,398,000
Designation of marketable securities for dividend distribution	$6,387,000	$-
Dividends on preferred stock	$6,387,000	$-
Vesting of prepaid common stock award	$-	$94,000
Shares issued to settle liability	$-	$181,000
Relative fair value of warrants issued with term loan	$-	$83,000
Derivative liabilities transferred to equity	$-	$4,076,000
Shares of common stock issued for extension agreement	$-	$71,000
Fair value of BCF for debt financings	$-	$6,311,000
Fair value of warrants issued for debt financings	$-	$4,248,000
Premium on debt financings	$-	$46,000
Original issue discount recorded on OID convertible debentures	$-	$1,931,000
Payables converted into convertible notes payable	$-	$234,000
Shares of common stock issued for the acquisition of LD Micro	$-	$4,264,000

CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY

(Unaudited)

	Common Stock		Additional paid-in	Accumulated	Noncontrolling	Stockholders’
	Shares	Amount	Capital	Deficit	Interest	Equity

Balance, December 31, 2020	16,145,778	$16,000	$69,551,000	$(50,342,000)	$-	$19,225,000
Share based compensation	-	-	253,000	-	-	253,000
Shares issued for cash	53,616	-	284,000	-	-	284,000
Conversion of convertible debt to equity	2,041,551	2,000	3,445,000	-	-	3,447,000
Shares issued for exercise of warrants, net of offering costs	4,945,320	5,000	12,215,000	-	-	12,220,000
Warrants issued as inducement to exercise warrants	-	-	7,737,000	-	-	7,737,000
Acquisition of noncontrolling interest of FVPD	-	-	-	-	(95,000)	(95,000)
Warrants issued by FVPD for SRAX, Inc. debenture holders	-	-	-	-	885,000	885,000
Series B convertible preferred stock issued by FPVD	-	-	-	-	5,775,000	5,775,000
Beneficial conversion feature FPVD series B convertible preferred stock	-	-	-	-	5,775,000	5,775,000
Net loss	-	-	-	(11,090,000)	(854,000)	(11,944,000)
Balance, March 31, 2021	23,186,265	23,000	93,485,000	(61,432,000)	11,486,000	43,562,000
Share based compensation	-	-	253,000	-	-	253,000
Conversion of convertible debt to equity	350,000	-	701,000	-	-	701,000
Shares issued for exercise of warrants, net of offering costs	1,310,198	1,000	3,575,000	-	-	3,576,000
Series B convertible preferred stock issued by FPVD	-	-	-	-	85,000	85,000
Beneficial conversion feature FPVD series B convertible preferred stock	-	-	-	-	85,000	85,000
Net loss	-	-	-	(5,740,000)	(272,000)	(6,012,000)
Balance, June 30, 2021	24,846,463	24,000	98,014,000	(67,172,000)	11,384,000	42,250,000
Share based compensation	-	-	251,000	-	-	251,000
Shares issued for exercise of warrants, net of offering costs	53,668	-	157,000	-	-	157,000
Conversion of convertible debt to equity	730,616	1,000	1,824,000	-	-	1,825,000
Dividends on preferred stock	-	-	(6,387,000)	-	-	(6,387,000)
Net loss	-	-	-	(3,829,000)	(774,000)	(4,603,000)
Balance, September 30, 2021	25,630,747	$25,000	$93,859,000	$(71,001,000)	$10,610,000	$33,493,000

NON-GAAP TO GAAP RECONCILIATIONS

(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2021	2020	2021	2020
Consolidated

Operating loss	(1,597,000)	(2,477,000)	(4,092,000)	(9,600,000)
less:
Depreciation and amortization expense	355,000	470,000	412,000	387,000
Stock-based compenstation expense	254,000	270,000	-	237,000
Acquisition costs	201,000	-	-	-
Adjusted EBITDA	(787,000)	(1,737,000)	(3,680,000)	(8,976,000)
		-	-	-
SRAX / Sequire

Operating Income / (loss)	461,000	(1,684,000)	1,473,000	(5,765,000)
less:
Depreciation and amortization expense	225,000	332,000
Stock-based compenstation expense	254,000	270,000
Adjusted EBITDA	940,000	(1,082,000)	1,473,000	(5,765,000)

BIGToken

Operating Ioss	(2,058,000)	(793,000)	(5,565,000)	(3,835,000)
less:
Depreciation and amortization expense	130,000	138,000	412,000	387,000
Stock-based compenstation expense	-	-	-	237,000
Acquisition cost	201,000
Adjusted EBITDA	(1,727,000)	(655,000)	(5,153,000)	(3,211,000)